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                                                                    Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Synta Pharmaceuticals Corp.:


We consent to the use of our report dated February 4, 2005, except as to note 15, which is as of April 14, 2005, with respect to the consolidated balance sheets of Synta Pharmaceuticals Corp. as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity (deficit) and comprehensive loss, and cash flows for each of the years in the three-year period ended December 31, 2004 and the period from inception (March 10, 2000) through December 31, 2004, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Boston, Massachusetts
April 21, 2005


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Synta Pharmaceuticals Corp.:


We consent to the use of our report dated December 1, 2004, except as to note 11, which is as of April 14, 2005, with respect to the consolidated balance sheet of Principia Associates, Inc. as of September 20, 2002, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from inception (June 17, 2002) through September 20, 2002, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Boston, Massachusetts
April 21, 2005


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Synta Pharmaceuticals Corp.:


We consent to the use of our report dated December 1, 2004, with respect to the balance sheet of SBR Pharmaceuticals Corp. as of July 31, 2002, and the related statements of operations, stockholders' equity, and cash flows for the seven months ended July 31, 2002, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boston, Massachusetts
April 21, 2005